                                                                 Exhibit 10.3.10

                                 AMENDMENT NO. 3
                                     TO THE
                             POWER PURCHASE CONTRACT
                                     BETWEEN
                       SOUTHERN CALIFORNIA EDISON COMPANY
                                       AND
                       SECOND IMPERIAL GEOTHERMAL COMPANY
                                  QFID NO. 3021

1.  PARTIES:
    -------

              The Parties to this Amendment No. 3 to the Power Purchase Contract between Southern California Edison Company and Second Imperial Geothermal
Company, executed on April 16, 1985 ("Contract"), are Southern California Edison
Company, a California Corporation ("Edison"), and Second Imperial Geothermal
Company, a California General Partnership ("Seller"), referred to individually as "Party" and collectively as "Parties."

2.  RECITALS:
    --------

              This Amendment No. 3 is made with reference to the following facts, among others:

              2.1 On April 16, 1985, Edison and Seller executed the Contract to provide the terms and conditions for the sale by Seller and the purchase by
Edison of electrical power delivered by Seller to Edison at the Point of
Interconnection from Seller's electrical Generating Facility located at Heber,
California.

              2.2 On October 23, 1987, Edison and Seller executed Amendment No.
1 to the Contract. Amendment No. 1 provided, among other things, for the extension of the Firm Operation date to December 31, 1990 and extension of the
Termination Date to April 16, 1991, as well as reducing the prices paid under the Forecast of Annual Marginal Cost of Energy.

              2.3 On July 27, 1990, Edison and Seller executed Amendment No. 2 to the Contract. Amendment No. 2 provided, among other things, for the Project to achieve operation in two phases, extended the date of Firm Operation to April
16, 1993 and extended the Contract Termination Date to December 31, 1993, reduced Contract Capacity value from 40,000 kW to 37,000 kW and Nameplate
Capacity value from 44,000 kW to 37,000 kW, and reduced the Forecast of Annual
Marginal Cost of Energy payment.

              2.4 Seller wishes to reduce the Contract Capacity from 37,000 kW to 32,000 kW to match Seller's project development plans.

3.  AGREEMENT:
    ---------

              The Parties agree to amend the Contract as follows:

              3.1  Section 1.5 is amended to read as follows:

       "1.5 Contract Capacity: 32,000 kW."

4.  OTHER CONTRACT TERMS AND CONDITIONS:
    -----------------------------------

              Except as amended in Amendment No. 1, Amendment No. 2, and this
Amendment No. 3, all terms, covenants, and conditions contained in the Contract shall remain in full force and effect.

5.  SIGNATURE CLAUSE:
    ----------------

              The signatories hereto represent that they have been duly
authorized to enter into this Amendment No. 3 on behalf of the Party for whom they sign. This Amendment No. 3 is hereby executed as of this 24th day of
November, 1992.

                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                            By: /s/ Vikram S. Budhraja
                                                --------------------------------
                                               Name: VIKRAM S. BUDHRAJA
                                               Title Vice President
                                               Date: Nov. 24, 1992
                                                     ---------------------------

                                            SECOND IMPERIAL GEOTHERMAL COMPANY

                                            By: /s/ indecipherable
                                                --------------------------------
                                               Name:
                                               Title Treasurer
                                               Date: 11/24/92
                                                     ---------------------------

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